-------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 24, 1999


                              ACE Securities Corp.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                          333-56213              56-2088493
     -------------------------              ---------            ------------
    State or Other Jurisdiction            (Commission         (I.R.S. Employer
        Of Incorporation)                   File Number)     Identification No.)




      6707 Fairview Road, Suite D
       Charlotte, North Carolina                                    28210
     ---------------------------                                 ----------
    (Address of Principal Executive                              (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (704) 365-0569


                                    No Change
             ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.(1)
                  ------------

                  Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter") in respect of ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB1, Class A1, Class A2 and Class B Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated June 24, 1999, and a Prospectus, dated June 24, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

                  The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

                  Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.









--------------------------

1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1     Computational Materials.(P)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ACE SECURITIES CORP.



                                                 By:  /s/ Juliana C. Johnson
                                                   --------------------------
                                                   Name:  Juliana C. Johnson
                                                   Title: President

Dated:  June 29, 1999

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                  Description                            Page No.
----------                   -----------                            --------

99.1                         Computational Materials                P

                    EXHIBIT 99.1 COMPUTATIONAL MATERIALS (P)

                      [To be filed on Form SE pursuant to a
                         continuing hardship exemption]